Other Income, Net (Tables)	12 Months Ended
Dec. 31, 2019
Nonoperating Income (Expense) [Abstract]
Schedule Of Other Income, Net

	Year ended December 31,
	2019	2018	2017
Pension non-service cost(1)	$(10,920)	$(3,794)	$(5,130)
Revaluation of investment(2)	8,281	—	—
Impairment of investment(3)	(3,692)	(7,807)	—
Other	88	152	48
	$(6,243)	$(11,449)	$(5,082)

(1)	Pension non-service cost according to ASU 2017-07. See Note 2S.

(2)	During 2019, the Company recognized gain as a result of revaluation of two of its investments in affiliated companies.
(3)
During 2019, the Company recognized an impairment related to one of its investments (see Note 6C(1)). During 2018 the Company recognized an impairment related to two investments, an amount of approximately $5,100 is related to impairment of an investment measured under the fair value option (see Note 6C(3)), and an amount of $2,700 is related to an investment accounted under the cost method (see Note 1C(4)).